Exhibit 99.1

NEWS RELEASE


RGC RESOURCES, INC.

Release Date:  December 5, 2005
Contact:       John B. Williamson, III
               President, Chairman and CEO
Telephone:     540-777-3810


                             RGC RESOURCES, INC.
                           ANNUAL FINANCIAL RESULTS


ROANOKE, Va. (December 5, 2005)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $3,387,933 or $1.62 per average diluted share outstanding on continuing operations and earnings of $3,506,906 or $1.68 per average diluted share outstanding on total operations for the fiscal year ended September 30, 2005. This compares to consolidated earnings of $2,059,767 or $1.01 per average diluted share outstanding on continuing operations and earnings of $12,934,013 or $6.33 per average diluted share outstanding on total operations for the year ended September 30, 2004. President, Chairman and CEO John Williamson attributed the improvement in earnings on continuing operations to improvement in gross margins and reduced operating expenses. The significantly higher earnings on discontinued operations last year were associated with the sale of the Company's propane distribution operation, which led to a special dividend of $4.50 paid in December 2004.

      Loss for the three months ended September 30, 2005 was ($411,733) or ($0.20) per average diluted share outstanding on continuing and total consolidated operations compared to a loss of ($683,474) or ($0.34) per average share outstanding on continuing operations and income of $8,699,022 or $4.24 per average diluted share outstanding on total operations for the quarter ended September 30, 2004. The majority of the Company's sales occur in the winter months and as a result, the Company's third and fourth quarters normally reflect earnings losses. Williamson attributes the smaller loss in the fourth quarter of this year to improved gross margins. The earnings on discontinued operations in the fourth quarter of last year were a result of the gain on the sale of the Company's propane distribution operation.
      RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc.

      From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking


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statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

      Summary financial statements for the fourth quarter and twelve months are as follows:


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

                      RGC Resources, Inc. and Subsidiaries

      Condensed Consolidated Statements of Income and Comprehensive Income
                                   (Unaudited)

                                                               Three Months Ended                      Twelve Months Ended
                                                                  September 30,                           September 30,
                                                            2005                2004                2005                2004
                                                      -------------------------------------   -------------------------------------

Revenues                                             $       22,840,535 $        15,313,074  $     121,647,787   $      103,135,494
Cost of sales                                                18,447,481          11,281,295         96,495,785           79,754,400
                                                      -----------------  ------------------   ----------------    -----------------
Gross margin                                                  4,393,054           4,031,779         25,152,002           23,381,094
Other operating expenses                                      4,625,867           4,746,946         17,698,989           18,218,178
Interest expense                                                494,736             466,317          2,025,293            1,883,736
                                                      -----------------  ------------------   ----------------    -----------------
Income (loss) from continuing operations
   before income taxes                                        (727,549)         (1,181,484)          5,427,720            3,279,180
Income tax expense (benefit) from continuing operations       (315,816)           (498,010)          2,039,787            1,219,413
                                                      -----------------  ------------------   ----------------    -----------------
Net income (loss) from continuing operations                  (411,733)           (683,474)          3,387,933            2,059,767
Income (loss) from discontinued operations,
   net of income taxes                                                -           9,382,496            118,973           10,874,246
                                                      -----------------  ------------------   ----------------    -----------------
Net income (loss)                                             (411,733)           8,699,022          3,506,906           12,934,013
Other comprehensive income (loss), net of tax                 (389,553)                 221          (334,961)              109,040
                                                      -----------------  ------------------   ----------------    -----------------
Comprehensive income (loss)                          $        (801,286) $         8,699,243  $       3,171,945   $       13,043,053
                                                      =================  ==================   ================    =================

Basic earnings per share of common stock:
  Income (loss) from continuing operations           $           (0.21) $            (0.35)  $            1.63   $             1.02
  Discontinued operations                                             -                4.62               0.06                 5.36
                                                      -----------------  ------------------   ----------------    -----------------
  Net income (loss)                                  $           (0.21) $              4.27  $            1.69   $             6.38
                                                      =================  ==================   ================    =================

Diluted earnings per share of common stock:
  Income (loss) from continuing operations           $           (0.20) $            (0.34)  $            1.62   $             1.01
  Discontinued operations                                             -                4.58               0.06                 5.32
                                                      -----------------  ------------------   ----------------    -----------------
  Net income (loss)                                  $           (0.20) $              4.24  $            1.68   $             6.33
                                                      =================  ==================   ================    =================

Cash dividends per common share                      $            0.295 $             0.295  $           1.180   $            5.670
                                                      =================  ==================   ================    =================

Weighted average number of common shares outstanding:
   Basic                                                                                             2,079,851            2,027,908
   Diluted                                                                                           2,093,115            2,042,312
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


                      Condensed Consolidated Balance Sheets
                                   (Unaudited)

                                                                                            September 30,
                                                                                       2005               2004
                                                                              ------------------   ----------------
Assets
Current assets                                                               $        39,048,555  $      43,807,941
Total property, plant and equipment, net                                              74,102,365         70,608,106
Other assets                                                                             412,496            556,509
                                                                              ------------------   ----------------

  Total Assets                                                               $       113,563,416  $     114,972,556
                                                                              ==================   ================

Liabilities and Stockholders' Equity
Current liabilities                                                          $        32,715,534  $      40,746,456
Long-term debt                                                                        30,000,000         26,000,000
Deferred credits and other liabilities                                                12,690,525         11,604,578
                                                                              ------------------   ----------------
   Total Liabilities                                                                  75,406,059         78,351,034
Stockholders' Equity                                                                  38,157,357         36,621,522
                                                                              ------------------   ----------------

  Total Liabilities and Stockholders' Equity                                 $       113,563,416  $     114,972,556
                                                                              ==================   ================
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